EXHIBIT 32

CERTIFICATION OF CEO CFO PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report on Form 10-K of Security Capital Corporation (the “Company”) for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Brian D. Fitzgerald, Chief Executive of the Company, and Diane LaPointe, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1)                   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                   That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2004	/s/ Brian D. Fitzgerald
Brian D. Fitzgerald
Chief Executive Officer

/s/ Diane M. LaPointe
Diane M. LaPointe
Chief Financial Officer